UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
May 26, 2020
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Zscaler, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38413 (Commission File Number)	26-1173892 (I.R.S. Employer Identification Number)
120 Holger Way San Jose, California 95134
(Address of principal executive offices and zip code)
(408) 553-0288
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, $0.001 Par Value	ZS	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 28, 2020, Zscaler, Inc. (“Zscaler” or the “Company”) issued a press release announcing its financial results for the third fiscal quarter ended April 30, 2020. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Item 2.02 and Item 9.01 in this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Equity Awards
On May 26, 2020, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Zscaler approved a mix of long-term equity awards to certain executive officers, including certain named executive officers, of the Company, under the Zscaler, Inc. Fiscal Year 2018 Equity Incentive Plan (the “2018 Plan”) that will be effective on June 2, 2020. The approved long-term awards to the named executive officers include restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”), as set forth in the table below.
Each RSU grant vests quarterly over a 4-year period commencing on September 15, 2020 (the “Fiscal 21 RSUs”).
Each PSU grant will include an annual performance period and shares eligible to vest as a result of performance vest quarterly over a 4-year period commencing on September 15, 2021 (the “Fiscal 22 PSUs”). The performance metrics and performance targets for the Fiscal 22 PSUs will be determined in the future by the Compensation Committee.
The following table sets forth the RSUs and PSUs awarded to our executive officers, including certain of our “named executive officers” as such term is defined in Item 402(a)(3) of Regulation S-K:

Name and Title	Fiscal 21 RSUs	Fiscal 22 PSUs
Remo Canessa, Chief Financial Officer	58,027	38,685
Amit Sinha, President of R&D, Operations and Customer Service, CTO	67,698	67,698
Robert Schlossman, Chief Legal Officer and Secretary	29,014	29,014
Dali Rajic, President Go-To-Market and Chief Revenue Officer	67,698	67,698
The foregoing summaries are qualified in their entirety by reference to the full text of the 2018 Plan and the Form of Restricted Stock Unit Agreement approved for use under the 2018 Plan, each of which was previously filed as part of Exhibit 10.2 to the Company’s Registration Statement on Form S-1 filed with the SEC on February 16, 2018, and the full text of the form of the PSU Award Agreement, which was previously filed as part of Exhibit 10.1 to our Form 8-K filed with the SEC on October 10, 2018.
Item 8.01 Other Events.
In a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 26, 2018 (the “2018 Form 8-K”) the Company disclosed it did not intend to enforce the Federal Forum Provision (as defined in the 2018 Form 8-K) in its Amended and Restated Certificate of Incorporation unless and until such time as there was a final determination as to the validity of such provisions by the Delaware Supreme Court.
On March 18, 2020, the Delaware Supreme Court issued its decision in Salzburg et al. v. Matthew Sciabacucchi, No. 346, 2019 (Del.), finding that provisions such as the Federal Forum Provision are facially valid under Delaware law. In light of this decision finally resolving the validity of such provisions, the Company intends to enforce the Federal Forum Provision in its Amended and Restated Certificate of Incorporation.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated May 28, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zscaler, Inc.

May 28, 2020	/s/	Remo Canessa
Remo Canessa
Chief Financial Officer